Exhibit 99.1
[GRAPHIC OMITTED]
  Tompkins
    Financial
                                                   For more information contact:
                                             Stephen S. Romaine, President & CEO
                                                          Francis M. Fetsko, CFO
                                     Tompkins Financial Corporation 607.273.3210

For Immediate Release
Wednesday, January 30, 2008

Tompkins Financial Corporation reports fourth quarter earnings
ITHACA, NY - Tompkins Financial Corporation (TMP-American Stock Exchange)

Tompkins Financial Corporation reported diluted earnings per share of $0.77 for the fourth quarter of 2007, a 1.3% decline from the $0.78 per share reported in the same quarter of 2006, and a 10.0% increase from $0.70 per share reported in the third quarter of 2007. On a consecutive quarter basis, the fourth quarter of 2007 represented the Company's third quarter in a row of earnings per share growth.

For the full year, diluted earnings per share were $2.70 in 2007, down 2.9% from $2.78 in 2006. Stephen S. Romaine, President and CEO stated, "We finished 2007 with some very good earnings momentum. We are also pleased that our annual results, when adjusted for non-recurring items below, outperformed the prior year. Further, Tompkins did not participate in the sub-prime market and continues to have strong credit quality. These trends give us reason to be optimistic on the outlook heading into 2008."

Fourth quarter and year-to-date results for 2007 reflect declines from 2006;
however, diluted earnings per share for the fourth quarter would have shown a 30.2% increase over 2006, and the full year diluted earnings per share would have shown growth of 10.2% over 2006, if results were adjusted for the non-recurring items described below. See Summary Financial Data for a reconciliation of the amounts.

         o Visa Litigation: In October 2007, Visa completed a reorganization in contemplation of its initial public offering
                  ("IPO") expected to occur in 2008. As part of the Visa reorganization, Visa member banks are obligated under various agreements with Visa to indemnify Visa for losses stemming from certain "Covered Litigation" in which Visa is a defendant. The estimate of Tompkins' proportionate share of losses related to the Covered Litigation is extremely difficult to quantify and involves a great deal of judgment.
                  Nevertheless, in the fourth quarter of 2007 Tompkins recorded a pre-tax charge to other operating expense of $862,000
                  ($517,000 after tax effect, or $0.05 per diluted share) related to the Covered Litigation. As part of the

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                  reorganization, Tompkins received shares of common stock of
                  Visa, Inc., for which it has not recognized any value. The
                  Company anticipates that a portion of the shares received in the reorganization will be redeemed by Visa as part of the IPO to fund an escrow account to pay any judgments or settlements that may arise out of the Covered Litigation, with the
                  remaining shares eventually converted to Class A. Management anticipates that the Company's share of the expected proceeds from the IPO will exceed the Company's share of any losses related to such litigation.

         o Reorganization charges: In the third quarter of 2007, the Company recognized a pre-tax charge of $1.2 million ($712,000 after tax effect, or $0.07 per diluted share) in reorganization and associated consulting charges related to profit improvement initiatives.

         o Credit Card Sale: In the fourth quarter of 2006, the Company recognized a pre-tax gain of $2.6 million ($1.5 million after tax effect, or $0.15 per diluted share) on the sale of approximately $9.4 million of credit card loans.

         o        Life Insurance Proceeds: The second quarter of 2006 included
                  $685,000 ($0.07 per diluted share) in life insurance proceeds.

The Company's largest revenue source, net interest income, was $19.5 million in the fourth quarter of 2007, reflecting a record level of quarterly net interest income. Net interest income was $74.0 million for the year, up 1.6% from the prior year. The net interest margin was 3.70% in the fourth quarter of 2007, 3.61% in the third quarter of 2007, and 3.64% in the fourth quarter of 2006. The improved net interest income reflected the growth in total loans and core deposits, which were up 8.6% and 6.0%, respectively over December 31, 2006. Key fee income categories also showed solid growth over the same quarter last year with investment services income up 23.2%; insurance revenues up 8.4%; and service charges on deposit accounts up 42.3%.

Noninterest expenses were up 8.3% and 8.5%, respectively over for the fourth quarter and the full year periods ended December 31, 2006, and were negatively impacted by the previously mentioned VISA litigation and reorganization charges.

Total assets were $2.4 billion at December 31, 2007, up 6.7% from December 31,
2006. Asset growth over the past twelve months included $113.8 million in total loans and leases, and $34.5 million in total securities. Nonperforming assets at December 31, 2007, represented a modest 0.40% of total assets, up from 0.15% twelve months earlier. The increase over the prior year is mainly due to a single commercial relationship, the majority of which is 90% guaranteed by a government agency. For the twelve months ended December 31, 2007, net charge-offs were $1.3 million up from $773,000 in 2006. Provision for loan and lease loss expense for the year-to-date period in 2007 was $1.5 million, slightly more than net charge-offs for the same period.

Total deposits at December 31, 2007, were $1.7 billion, an increase of $11.4 million over December 31, 2006. Growth in core deposits (total deposits less time deposits of $100,000 or more, brokered deposits and municipal money market deposits) was partially offset by declines in large time deposits. Core deposits increased by 6.5% or $82.0 million from the prior year and represented approximately 79% of total deposits at December 31, 2007. Core deposit growth

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benefited from the opening of three banking offices in 2006, the Southeast
Office of Mahopac National Bank (March 2006), the Greece Office of The Bank of
Castile (July 2006), and the Wappingers Falls Office of Mahopac National Bank
(December 2006). In May 2007, The Bank of Castile opened a drive-up kiosk office in Batavia, NY.

The Company repurchased 23,248 shares during the fourth quarter of 2007 at an average price of $40.64 per share. For the year ended December 31, 2007, the Company repurchased 332,347 shares at an average price of $38.86 per share.

Mr. Romaine added, "As we look forward into 2008, we are very encouraged by the recent trends in our performance. We also look forward to the opportunities presented by our pending acquisition of Sleepy Hollow Bancorp. The acquisition is expected to close near the end of the first quarter of 2008 and provides an excellent opportunity to expand our presence in Westchester, one of the nation's most attractive markets, with established locations and experienced staff."

Tompkins Financial Corporation operates 39 banking offices in the New York State markets served by the Company's subsidiary banks - Tompkins Trust Company, The
Bank of Castile, and Mahopac National Bank. Through its community banking subsidiaries, the Company provides traditional banking services, and offers a full range of money management services through Tompkins Investment Services (a division of Tompkins Trust Company). The Company offers insurance services through its Tompkins Insurance Agencies, Inc. subsidiary, an independent agency serving individuals and business clients throughout New York State. The Company offers fee-based financial planning and wealth management services through its AM&M Financial Services, Inc. subsidiary. AM&M Financial Services, Inc. is also the parent Company to Ensemble Financial Services, Inc., an independent broker dealer and leading outsourcing company for financial planners and investment advisors. Each Tompkins subsidiary operates with a community focus, meeting the unique needs of the communities served.

"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risk, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

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

Tompkins Financial Corporation - Condensed Consolidated Statements of Condition
(Unaudited)

(In thousands, except share data)
                                                                                             As of          As of
                                                                                          12/31/2007      12/31/2006
                                                                                         ------------    ------------
ASSETS

Cash and noninterest bearing balances due from banks                                     $     46,705    $     48,251
Interest bearing balances due from banks                                                        3,154           1,723
Federal funds sold                                                                                  0           2,200
Trading securities, at fair value                                                              60,135               0
Available-for-sale securities, at fair value                                                  639,148         655,322
Held-to-maturity securities, fair value of $50,297 at December 31, 2007,
   and $59,606 at December 31, 2006                                                            49,593          59,038
Loans and leases, net of unearned income and deferred costs and fees                        1,440,122       1,326,298
Less:  Allowance for loan/lease losses                                                         14,607          14,328
---------------------------------------------------------------------------------------------------------------------
                                                                      Net Loans/Leases      1,425,515       1,311,970

Bank premises and equipment, net                                                               44,811          43,273
Corporate owned life insurance                                                                 29,821          25,622
Goodwill                                                                                       22,894          21,235
Other intangible assets                                                                         3,497           4,051
Accrued interest and other assets                                                              34,186          38,152
---------------------------------------------------------------------------------------------------------------------
                                                                          Total Assets   $  2,359,459    $  2,210,837
=====================================================================================================================

LIABILITIES, MINORITY INTEREST IN CONSOLIDATED
     SUBSIDIARIES AND SHAREHOLDERS' EQUITY

Deposits:
   Interest bearing:
       Checking, savings and money market                                                $    741,836    $    680,844
       Time                                                                                   585,142         669,222
   Noninterest bearing                                                                        393,848         359,354
---------------------------------------------------------------------------------------------------------------------
                                                                        Total Deposits      1,720,826       1,709,420
Federal funds purchased and securities sold under agreements to
   repurchase ($15,553 valued at fair value at December 31, 2007)                             195,447         191,490
Other borrowings ($10,795 valued at fair value at December 31, 2007)                          210,862          85,941
Other liabilities                                                                              33,677          32,914
---------------------------------------------------------------------------------------------------------------------
                                                                     Total Liabilities   $  2,160,812    $  2,019,765
---------------------------------------------------------------------------------------------------------------------

Minority interest in consolidated subsidiaries                                                  1,452           1,452

Shareholders' equity:
   Common stock - par value $.10 per share: Authorized 15,000,000 shares;
       Issued:  9,615,430 at December 31, 2007; and 9,889,569 at December 31, 2006.               962             989
   Additional paid-in capital                                                                 147,657         158,203
   Retained earnings                                                                           57,255          44,429
   Accumulated other comprehensive loss                                                        (6,900)        (12,487)
   Treasury stock, at cost, 70,896 shares at December 31, 2007,
       and 64,418 shares at December 31, 2006.                                                 (1,779)         (1,514)
---------------------------------------------------------------------------------------------------------------------
                                                            Total Shareholders' Equity   $    197,195    $    189,620
---------------------------------------------------------------------------------------------------------------------
                     Total Liabilities, Minority Interest in Consolidated Subsidiaries
                                                              And Shareholders' Equity   $  2,359,459    $  2,210,837
=====================================================================================================================

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

Tompkins Financial Corporation - Condensed Consolidated Statements of Income
(Unaudited)

(In thousands, except per share data)                                 Three months ended             Twelve months ended
                                                                 ----------------------------    ----------------------------
                                                                  12/31/2007      12/31/2006      12/31/2007      12/31/2006
                                                                 ------------    ------------    ------------    ------------
INTEREST AND DIVIDEND INCOME
Loans                                                            $     25,077    $     23,424    $     97,418    $     89,784
Balances due from banks                                                    33              13             217              86
Federal funds sold                                                          0               5             217              15
Trading securities                                                        773               0           2,762               0
Available-for-sale securities                                           7,755           7,545          29,773          28,536
Held-to-maturity securities                                               494             574           2,054           2,620
-----------------------------------------------------------------------------------------------------------------------------
                            Total Interest and Dividend Income         34,132          31,561         132,441         121,041
-----------------------------------------------------------------------------------------------------------------------------

INTEREST EXPENSE
Deposits:
   Time certificates of deposits of $100,000 or more                    3,002           3,911          14,750          13,350
   Other deposits                                                       7,827           7,210          30,735          25,215
Federal funds purchased and securities sold under agreements
   to repurchase                                                        2,059           1,811           8,125           5,905
Other borrowings                                                        1,771             664           4,802           3,714
-----------------------------------------------------------------------------------------------------------------------------
                                        Total Interest Expense         14,659          13,596          58,412          48,184
-----------------------------------------------------------------------------------------------------------------------------
                                           Net Interest Income         19,473          17,965          74,029          72,857
                        Less:  Provision for loan/lease losses            479             409           1,529           1,424
-----------------------------------------------------------------------------------------------------------------------------
     Net Interest Income After Provision for Loan/Lease Losses         18,994          17,556          72,500          71,433
-----------------------------------------------------------------------------------------------------------------------------

NONINTEREST INCOME
Investment services income                                              3,818           3,098          14,446          12,225
Insurance commissions and fees                                          2,606           2,405          11,046           9,444
Service charges on deposit accounts                                     2,886           2,028          10,401           8,054
Card services income                                                      867             828           3,453           2,972
Other service charges                                                     709             615           2,643           2,483
Mark-to-market gain on trading securities                                 392               0             612               0
Mark-to-market loss on liabilities held at fair value                    (682)              0          (1,348)              0
Increase in cash surrender value of corporate owned life
   insurance                                                              264             265           1,122           1,111
Life insurance proceeds                                                     0               0               0             685
Gains on sale of loans                                                      8           2,623             159           2,741
Other income                                                              257             272           1,131           1,398
Net realized gain on available-for-sale securities                         96              15             384              15
-----------------------------------------------------------------------------------------------------------------------------
                                      Total Noninterest Income         11,221          12,149          44,049          41,128
-----------------------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSES
Salary and wages                                                        8,608           8,437          35,225          33,365
Pension and other employee benefits                                     2,273           2,066           9,986           8,696
Net occupancy expense of bank premises                                  1,515           1,401           6,046           5,068
Furniture and fixture expense                                             972             981           3,866           3,733
Marketing expense                                                         536             582           2,284           2,432
Professional fees                                                         668             698           3,258           2,099
Software licenses and maintenance                                         516             504           2,071           1,938
Cardholder expense                                                        242             260             974           1,219
Amortization of intangible assets                                         155             134             653             674
Other operating expense                                                 4,103           3,024          13,693          12,723
-----------------------------------------------------------------------------------------------------------------------------
                                    Total Noninterest Expenses         19,588          18,087          78,056          71,947
-----------------------------------------------------------------------------------------------------------------------------
                 Income Before Income Tax Expense and Minority
                         Interest in Consolidated Subsidiaries         10,627          11,618          38,493          40,614
-----------------------------------------------------------------------------------------------------------------------------
Minority interest in consolidated subsidiaries                             32              33             131             131
                                            Income Tax Expense          3,171           3,797          11,991          12,716
-----------------------------------------------------------------------------------------------------------------------------
                                                    Net Income   $      7,424    $      7,788    $     26,371    $     27,767
=============================================================================================================================
Basic Earnings Per Share                                         $       0.78    $       0.79    $       2.72    $       2.82
=============================================================================================================================
Diluted Earnings Per Share                                       $       0.77    $       0.78    $       2.70    $       2.78
=============================================================================================================================

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

Tompkins Financial Corporation - Summary Financial Data (Unaudited)

                                                   --------------------------------------------------------------------------------
(In thousands, except per share data)                                       Quarter-Ended                                Year-Ended
                                                   --------------------------------------------------------------------------------
                                                       Dec-07       Sept-07       June-07        Mar-07        Dec-06        Dec-07
                                                   --------------------------------------------------------------------------------
Period End Balance Sheet
-----------------------------------------------------------------------------------------------------------------------------------
Securities                                         $  748,876    $  751,242    $  714,760    $  749,764    $  714,360    $  748,876
-----------------------------------------------------------------------------------------------------------------------------------
Loans and leases, net of unearned income
   and deferred costs and fees                      1,440,122     1,383,928     1,361,415     1,339,995     1,326,298     1,440,122
-----------------------------------------------------------------------------------------------------------------------------------
Allowance for loan/lease losses                        14,607        14,410        14,357        14,523        14,328        14,607
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                        2,359,459     2,316,862     2,261,057     2,280,163     2,210,837     2,359,459
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Total deposits                                      1,720,826     1,725,728     1,698,143     1,809,744     1,709,420     1,720,826
-----------------------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold
   under agreements to repurchase                     195,447       196,085       188,939       199,665       191,490       195,447
-----------------------------------------------------------------------------------------------------------------------------------
Other borrowings                                      210,862       148,213       156,214        46,311        85,941       210,862
-----------------------------------------------------------------------------------------------------------------------------------
Shareholders' Equity                                  197,195       189,808       185,049       191,111       189,620       197,195
-----------------------------------------------------------------------------------------------------------------------------------

Average Balance Sheet
-----------------------------------------------------------------------------------------------------------------------------------
Average earning assets                             $2,154,891    $2,097,965    $2,092,773    $2,075,905    $2,027,098    $2,105,581
-----------------------------------------------------------------------------------------------------------------------------------
Average assets                                      2,318,558     2,259,801     2,251,474     2,234,524     2,181,906     2,266,224
-----------------------------------------------------------------------------------------------------------------------------------
Average interest-bearing liabilities                1,717,843     1,674,654     1,681,831     1,671,532     1,615,409     1,686,559
-----------------------------------------------------------------------------------------------------------------------------------
Average equity                                        191,221       185,384       188,399       189,252       191,307       188,482
-----------------------------------------------------------------------------------------------------------------------------------

Share data
-----------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding (basic)         9,560,649     9,627,356     9,756,118     9,846,679     9,798,941     9,696,724
-----------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding (diluted)       9,657,751     9,699,091     9,823,184     9,947,815     9,970,466     9,781,789
-----------------------------------------------------------------------------------------------------------------------------------
Period-end shares outstanding                       9,582,783     9,580,034     9,673,858     9,809,753     9,856,922     9,582,783
-----------------------------------------------------------------------------------------------------------------------------------
Book value per share                               $    20.58    $    19.81    $    19.13    $    19.48    $    19.24    $    20.58
-----------------------------------------------------------------------------------------------------------------------------------

Income Statement
-----------------------------------------------------------------------------------------------------------------------------------
Net interest income                                $   19,473    $   18,503    $   18,490    $   17,563    $   17,965    $   74,029
-----------------------------------------------------------------------------------------------------------------------------------
Provision for loan/lease losses                           479           387           192           471           409         1,529
-----------------------------------------------------------------------------------------------------------------------------------
Noninterest income                                     11,221        11,584        10,799        10,445        12,149        44,049
-----------------------------------------------------------------------------------------------------------------------------------
Noninterest expense                                    19,588        19,699        19,672        19,097        18,087        78,056
-----------------------------------------------------------------------------------------------------------------------------------
Minority interest in consolidated subsidiaries             32            33            33            33            32           131
-----------------------------------------------------------------------------------------------------------------------------------
Income tax expense                                      3,171         3,163         3,031         2,626         3,798        11,991
-----------------------------------------------------------------------------------------------------------------------------------
Net income                                              7,424         6,805         6,361         5,781         7,788        26,371
-----------------------------------------------------------------------------------------------------------------------------------
Basic earnings per share                           $     0.78    $     0.71    $     0.65    $     0.59    $     0.79    $     2.72
-----------------------------------------------------------------------------------------------------------------------------------
Diluted earnings per share                         $     0.77    $     0.70    $     0.65    $     0.58    $     0.78    $     2.70
-----------------------------------------------------------------------------------------------------------------------------------

Asset Quality
-----------------------------------------------------------------------------------------------------------------------------------
Net charge-offs                                    $      282    $      334    $      358    $      276    $      201    $    1,250
-----------------------------------------------------------------------------------------------------------------------------------
  Nonaccrual loans and leases                           8,890         7,869         8,474         7,358         2,994         8,890
-----------------------------------------------------------------------------------------------------------------------------------
  Loans and leases 90 days past due and accruing          312           370             2            10             8           312
-----------------------------------------------------------------------------------------------------------------------------------
  Troubled debt restructurings not included above         145           150             0             0             0           145
-----------------------------------------------------------------------------------------------------------------------------------
Total nonperforming loans and leases                    9,347         8,239         8,476         7,368         3,002         9,347
-----------------------------------------------------------------------------------------------------------------------------------
  OREO                                                      5           345           362           345           348             5
-----------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets                                    9,352         8,584         8,838         7,713         3,350         9,352
-----------------------------------------------------------------------------------------------------------------------------------

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

                                                   --------------------------------------------------------------------------------
                                                                            Quarter-Ended                                Year-Ended
                                                   --------------------------------------------------------------------------------
                                                       Dec-07       Sept-07       June-07        Mar-07        Dec-06        Dec-07
                                                   --------------------------------------------------------------------------------
Credit Quality
-----------------------------------------------------------------------------------------------------------------------------------
Net loan and lease losses/ average loans
     and leases *                                        0.08%         0.10%         0.11%         0.08%         0.06%         0.09%
-----------------------------------------------------------------------------------------------------------------------------------
Nonperforming loans and leases/loans and leases          0.65%         0.60%         0.62%         0.55%         0.23%         0.65%
-----------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets/assets                              0.40%         0.37%         0.39%         0.34%         0.15%         0.40%
-----------------------------------------------------------------------------------------------------------------------------------
Allowance/nonperforming loans and leases               156.27%       174.90%       169.38%       197.11%       477.28%       156.27%
-----------------------------------------------------------------------------------------------------------------------------------
Allowance/loans and leases                               1.01%         1.04%         1.05%         1.08%         1.08%         1.01%
-----------------------------------------------------------------------------------------------------------------------------------

Capital Adequacy (period-end)
-----------------------------------------------------------------------------------------------------------------------------------
Tier I capital / average assets                           7.9%          7.9%          7.9%          8.1%          8.3%          7.9%
-----------------------------------------------------------------------------------------------------------------------------------
Total capital / risk-weighted assets                     12.2%         12.4%         12.6%         12.8%         13.1%         12.2%
-----------------------------------------------------------------------------------------------------------------------------------

Profitability
-----------------------------------------------------------------------------------------------------------------------------------
Return on average assets *                               1.27%         1.19%         1.13%         1.05%         1.42%         1.16%
-----------------------------------------------------------------------------------------------------------------------------------
Return on average equity *                              15.40%        14.56%        13.54%        12.39%        16.15%        13.99%
-----------------------------------------------------------------------------------------------------------------------------------
Net interest margin (TE) *                               3.70%         3.61%         3.66%         3.55%         3.64%         3.63%
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* Quarterly ratios have been annualized


                                                   --------------------------------------------------------------------------------
                                                                            Quarter-ended                                Year-Ended
                                                   --------------------------------------------------------------------------------
Non-GAAP Disclosure                                    Dec-07       Sept-07       June-07        Mar-07        Dec-06        Dec-07
-----------------------------------------------------------------------------------------------------------------------------------
Reported net income                                     7,424         6,805         6,361         5,781         7,788        26,371
-----------------------------------------------------------------------------------------------------------------------------------
Adjustments:
-----------------------------------------------------------------------------------------------------------------------------------
     Proceeds from sale of credit card portfolio                                                               (1,537)
     (after-tax)
-----------------------------------------------------------------------------------------------------------------------------------
       Reorganization related charges (after-tax)                       712                                                     712
-----------------------------------------------------------------------------------------------------------------------------------
       Accrual for VISA settlements (after-tax)           517                                                                   517
-----------------------------------------------------------------------------------------------------------------------------------
Subtotal adjustments                                      517           712             0             0        (1,537)        1,229
-----------------------------------------------------------------------------------------------------------------------------------
Adjusted net income                                     7,941         7,517         6,361         5,781         6,251        27,600
-----------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding (diluted)       9,657,751     9,699,091     9,823,184     9,947,815     9,970,466     9,781,789
-----------------------------------------------------------------------------------------------------------------------------------
Adjusted diluted earnings per share                       .82           .78           .65           .58           .63          2.82
-----------------------------------------------------------------------------------------------------------------------------------

                                                   ------------------------
                                                       Year-to-date period
                                                              ended
                                                   ------------------------
Non-GAAP Disclosure                                     Dec-07       Dec-06
---------------------------------------------------------------------------
Reported net income                                    26,371        27,767
---------------------------------------------------------------------------
Adjustments:
---------------------------------------------------------------------------
     Life insurance proceeds                                           (685)
---------------------------------------------------------------------------
       Proceeds from sale of credit card portfolio
       (after-tax)                                                   (1,537)
---------------------------------------------------------------------------
       Reorganization related charges (after-tax)         712
---------------------------------------------------------------------------
      Accrual for VISA settlements (after-tax)            517
---------------------------------------------------------------------------
Subtotal adjustments                                    1,229        (2,222)
---------------------------------------------------------------------------
Adjusted net income                                    27,600        25,545
---------------------------------------------------------------------------
Weighted average shares outstanding (diluted)       9,781,789     9,999,365
---------------------------------------------------------------------------
Adjusted earnings per share                              2.82          2.56
---------------------------------------------------------------------------

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